EXHIBIT 99.02

GLU MOBILE INC.
2008 EQUITY INDUCEMENT PLAN
NOTICE OF RESTRICTED STOCK UNIT AWARD

GRANT NUMBER:

The terms defined in Glu Mobile Inc.’s (the “Company”) 2008 Equity Inducement Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (the “Notice of Grant”).

Name:

Address:

You (“Participant”) have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions set forth in this Notice of Grant, the attached Award Agreement (Restricted Stock Units) (hereinafter the “RSU Agreement”), including any country-specific terms and conditions for Participant’s country attached in an appendix to the RSU Agreement (the “Appendix” and collectively, the “Agreement”) and the Plan (available in hard copy by request), all of which are incorporated herein by reference, as follows:

Number of RSUs:

Date of Grant:

First Vesting Date:	—

Expiration Date: The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date as further described in Section 6 of the RSU Agreement.

Vesting Schedule: Subject to your continued service as an employee, director or consultant of the Company or a Subsidiary, the RSUs will vest as follows: . If any portion of the RSUs vest on a date that is a non-trading day on The NASDAQ Global Market, then the award will vest on the next trading day.

Participant understands that his or her continued service relationship with the Company or a Subsidiary is for an unspecified duration, can be terminated at any time (to the fullest extent permitted by applicable law), and that nothing in this Notice of Grant, the Agreement or the Plan changes the ability of the Company or the employing Subsidiary to terminate the service relationship. Participant acknowledges that the vesting of the RSUs pursuant to this Notice of Grant is earned only by continuing service as an employee, director or consultant of the Company or a Subsidiary. Participant also understands that this Notice of Grant is subject to the terms and conditions of the Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Agreement and the Plan.

GLU MOBILE INC.
2008 EQUITY INDUCEMENT PLAN
AWARD AGREEMENT (RESTRICTED STOCK UNITS)

Unless otherwise defined herein, the terms defined in the Company’s 2008 Equity Inducement Plan, as amended (the “Plan”), shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (this “RSU Agreement”).

Participant has been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this RSU Agreement, including any country-specific terms and conditions for Participant’s country attached in an appendix to this RSU Agreement (the “Appendix” and collectively, the “Agreement”).

1. Settlement. Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant. Unless otherwise set forth in this Agreement, settlement of RSUs shall be in Shares.

2. No Stockholder Rights. Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right to receive dividends or other distributions on such Shares or to vote such Shares.

3. Dividend Equivalents. Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4. No Transfer. The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5. Termination. If Participant’s service Terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.

For purposes of this grant of RSUs, the Termination Date is deemed to occur on the date Participant is no longer actively providing services to the Company or a Subsidiary (regardless of the reason for such Termination and whether or not later to be found invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employee agreement, if any), and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment agreement, if any).

If there is any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6. Acknowledgement. The Company and Participant agree that the RSUs are granted under and governed by the Notice of Grant, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (a) acknowledges receipt of a copy of the Plan and the Plan prospectus, (b) represents that Participant has carefully read and is familiar with their provisions, and (c) accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

7. Nature of Grant. In accepting the grant, Participant acknowledges, understands and agrees that:

(a) the grant of the RSUs is voluntary and occasional and does not create any contractual or other right to receive future grants of RSUs, or benefits in lieu of RSUs, even if RSUs have been granted in the past;

(b) all decisions with respect to future RSUs or other grants, if any, will be at the sole discretion of the Committee;

(c) the RSUs and the Shares subject to the RSUs are not intended to replace any pension rights or compensation;

(d) the RSUs and the Shares subject to the RSUs, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(e) Participant is voluntarily participating in the Plan;

(f) the future value of the Shares is unknown, indeterminable and cannot be predicted with certainty;

(g) no claim or entitlement to compensation or damages shall arise from forfeiture of the RSUs upon Termination of Participant’s service relationship (whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s service agreement, if any), and in consideration of the grant of the RSUs to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company and any Subsidiary, waives Participant’s ability, if any, to bring any such claim, and releases the Company and any Subsidiary from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agreed to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(h) unless otherwise provided in the Plan, the RSUs and the benefits evidenced by this Agreement do not create any entitlement to have the RSUs or any such benefits transferred to, or assumed by, another company or be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the shares of the Company; and

(i) neither the Company and any Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the RSUs or of any amounts due to Participant pursuant to the settlement of the RSUs or the subsequent sale of any Shares acquired upon settlement.

8. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan or Participant’s acquisition or sale of the Shares. Participant is hereby advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

9. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of his or her personal data as described in this Agreement and any other RSU grant materials by and among the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and any Subsidiary may hold certain personal information about him or her, including, but not limited to, name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all RSUs or any other entitlement to shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data will be transferred to E*Trade Financial Services or such other stock plan service provider designated by the Committee which may be assisting the Company presently or in the future with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the U.S. or elsewhere, and that the recipients’ country (e.g., the U.S.) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, E*Trade Financial Services and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Participant’s local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with the Company or any Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that the Company would not be able to grant Participant RSUs or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact his or her local human resources representative.

10. Appendix. Notwithstanding any provisions in this RSU Agreement, the RSUs shall be subject to any special terms and conditions set forth in the Appendix to this RSU Agreement for Participant’s country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this RSU Agreement.

11. Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan, on the RSUs and on any Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12. Responsibility for Taxes. Regardless of any action the Company or, if different, Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to participation in the Plan and legally applicable to Participant (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges and agrees that the Company and/or the Employer: (a) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the RSUs, including, but not limited to, the grant, vesting or settlement of the RSUs, the issuance of Shares upon settlement of the RSUs, the subsequent sale of Shares acquired pursuant to such issuance and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the RSUs to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant is subject to Tax-Related Items in more than one jurisdiction between the date of grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Before any relevant taxable or tax withholding event, as applicable, Participant will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer, or their respective agents, at their discretion, to satisfy their withholding obligations with regard to any Tax-Related Items by one or a combination of the following:

(i) withholding from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Employer; or

(ii) withholding from proceeds of the sale of Shares acquired upon settlement of the RSUs either through a voluntary sale or through a mandatory sale arranged by the Company (on Participant’s behalf pursuant to this authorization); or

(iii) withholding in Shares to be issued upon settlement of the RSUs.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates, in which case Participant will receive a refund of any over-withheld amount in cash and will have no entitlement to the Share equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Shares subject to the vested RSUs, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Participant’s participation in the Plan.

Finally, Participant shall pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means described above. The Company may refuse to issue or deliver the Shares or the proceeds of the sale of Shares, if Participant fails to comply with his or her obligations in connection with the Tax-Related Items.

13. Compliance with Laws and Regulations. The issuance and delivery of Shares to Participant will be subject to and conditioned upon compliance by the Company and Participant with all applicable U.S. or foreign state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

14. Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

15. Governing Law; Venue; Severability. The Plan and Notice of Grant are incorporated herein by reference. The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. For purposes of any action, lawsuit or other proceedings brought to enforce this Agreement, the parties hereby submit to and consent to the jurisdiction of the State of California, and agree that such litigation will be conducted in the courts of the City and County of San Francisco, California, or the United States federal courts for the Northern District of California, and no other courts. This Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

16. Waiver. Participant acknowledges that a waiver by the Company of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other participant.

17. No Rights as Employee, Director or Consultant. Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary, to terminate Participant’s employment or other service relationship for any reason, with or without cause.

18. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

19. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement. Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to signing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement. Participant further agrees to notify the Company upon any change in Participant’s residence address.

APPENDIX
COUNTRY-SPECIFIC TERMS AND CONDITIONS TO
GLU MOBILE INC.
AWARD AGREEMENT (RESTRICTED STOCK UNITS)

Terms and Conditions

This Appendix includes additional terms and conditions that govern the RSUs granted to Participant if Participant resides in one of the countries listed herein. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing, or if Participant transfers to another country after the grant but prior to the vesting of the RSUs, the Company shall, in its discretion, determine to what extent the additional terms and conditions contained herein shall be applicable to Participant.

Notifications

This Appendix may also include information regarding certain other issues of which Participant should be aware with respect to his or her participation in the Plan. The information is based on the securities, exchange control, tax and other laws in effect in the respective countries as of May 2013. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information noted herein as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in RSUs or sells shares acquired upon vesting of the RSUs. In addition, the information is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant’s country may apply to his or her individual situation.

If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing, or if Participant transfers to another country after the grant but prior to the vesting of the RSUs, the notifications contained herein may not be applicable to Participant.

Capitalized terms used but not defined herein shall have the meanings ascribed to them in the RSU Agreement or the Plan.

Canada

Terms and Conditions

RSUs Payable Only in Shares. Notwithstanding any discretion contained in Section 9.3 of the Plan or Section 1 of the RSU Agreement, the grant of RSUs does not provide any right for Participant to receive a cash payment and the RSUs are payable in Shares only.

Termination. The following provision replaces the second paragraph of Section 5 of the RSU Agreement:

For purposes of this grant of RSUs, the Termination Date is deemed to occur effective as of the earlier of (a) the date Participant is no longer actively providing services to the Company or any Subsidiary, and (b) the date Participant receives notice of termination of service from the Employer, regardless of any notice period or period of pay in lieu of such notice required under local law (including, but not limited to statutory law, regulatory law and/or common law).

Notifications

Securities Law Information. Participant will not be permitted to sell or otherwise dispose of the shares acquired upon vesting of the RSUs within Canada. Participant will only be permitted to sell or dispose of any shares acquired under the Plan if such sale or disposal takes place outside of Canada on the facilities on which such shares are traded.

The following provisions apply if Participant is a resident of Quebec:

Language Consent. The parties acknowledge that it is their express wish that the RSU Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English.

Les parties reconnaissent avoir exigé la rédaction en anglais de la convention, ainsi que de tous documents, avis et procédures judiciaires, exécutés, donnés ou intentés en vertu de, ou liés directement ou indirectement à, la présente convention.

Data Privacy. The following provision supplements Section 9 of the RSU Agreement:

Participant hereby authorizes the Company and the Company’s representatives to discuss and obtain all relevant information from all personnel, professional or non-professional, involved in the administration of the Plan. Participant further authorizes the Company and any Subsidiary to record such information and to keep such information in Participant’s employment file.

China

Terms and Conditions

The following applies only to Participants who are subject to exchange control restrictions in the People’s Republic of China, as determined by the Company in its sole discretion.

Settlement of RSUs and Sale of Shares. This provision supplements Section 1 of the RSU Agreement:

To facilitate compliance with local regulatory requirements, Participant agrees that the Company is entitled, at its discretion, to sell any Shares to be issued to Participant upon vesting of the RSUs. The sale may occur (a) immediately upon the vesting of the RSUs, (b) following Participant’s Termination, or (c) within any other time frame as the Company determines to be necessary to comply with local regulatory requirements. Participant further agrees that the Company is authorized to instruct its designated broker to assist with the mandatory sale of such Shares (on Participant’s behalf pursuant to this authorization) and Participant expressly authorizes the Company’s designated broker to complete the sale of such Shares. Participant acknowledges that the Company’s designated broker is under no obligation to arrange for the sale of the Shares at any particular price. Upon the sale of the Shares, the Company agrees to pay Participant the cash proceeds from the sale, less any brokerage fees or commissions and subject to any obligation to satisfy Tax-Related Items. Participant agrees that the payment of the cash proceeds will be subject to the repatriation requirements described below.

Participant further agrees that any Shares that may be issued to Participant shall be deposited directly into an account with the Company’s designated broker. The deposited Shares may not be transferred (either electronically or in certificate form) from the brokerage account. This limitation shall apply both to transfers to different accounts with the same broker and to transfers to other brokerage firms. The limitation shall apply to all Shares issued to Participant under the Plan, whether or not Participant continues to be employed by the Company or one of its Subsidiaries. If Participant sells Shares issued upon vesting of the RSUs, the repatriation requirements described below shall apply.

Exchange Control Requirements.   Participant understands and agrees that, pursuant to local exchange control requirements, Participant will be required to repatriate the cash proceeds from the sale of the Shares issued upon the vesting of the RSUs and any cash dividends paid on such Shares to China. Participant further understands that, under local law, such repatriation of his or her cash proceeds will need to be effectuated through a special exchange control account established by the Company or one of its Subsidiaries, and Participant hereby consents and agrees that any proceeds will be transferred to such special account prior to being delivered to Participant.

Participant further understands that the Company may decide to deliver the proceeds in U.S. dollars or in local currency. If the proceeds are to be delivered in U.S. dollars, Participant understands and agrees that he or she will be required to open a U.S. dollar account into which the proceeds may then be transferred. If the proceeds are to be delivered in local currency, Participant understands and agrees that the Company will be required to convert the proceeds prior to delivery. In this respect, the Participant acknowledges and agrees that the Company is under no obligation to secure any particular exchange conversion rate and that there may be delays in converting the cash proceeds to local currency due to exchange control restrictions. Participant agrees to bear any currency fluctuation risk between the time the cash proceeds are received and the time the cash proceeds are distributed to Participant through the special account described above.

Finally, Participant agrees to comply with any other requirements that may be imposed by the Company in the future in order to facilitate compliance with exchange control requirements in China.

Russia

Notifications

Exchange Control Information. Exchange control laws require Participants resident in Russia who sell Shares or receive dividends on such Shares to repatriate the proceeds to Russia within a reasonably short time. Such proceeds must initially be credited to Participant through a foreign currency account opened in Participant’s name at an authorized bank in Russia. After the funds are initially received in Russia, they may be further remitted to a foreign bank subject to the following limitations: (a) the foreign account may be opened only for individuals; (b) the foreign account may not be used for business activities; (c) the Russian authorities must be given notice of the opening/closing of each foreign account within one month of the account opening/closing; and (d) the Russian tax authorities must be given notice of the account balances of such foreign accounts as of the beginning of each calendar year. Participant is strongly encouraged to contact Participant’s personal advisor as exchange control requirements may change and non-compliance with applicable requirements can result in severe penalties for Participant.

Securities Law Information. The RSU Agreement, the Plan and all other materials that Participant may receive regarding participation in the Plan do not constitute advertising or an offering of securities in Russia. The issuance of securities pursuant to the Plan has not and will not be registered in Russia; hence, the securities described in any Plan-related documents may not be used for offering or public circulation in Russia.

When Participant acquires Shares upon vesting, the Shares will be held for Participant in a U.S. brokerage account. Participant will not be permitted to request share certificates and hold the certificates in Russia. Participant may sell his or her Shares on a U.S. stock market, but is not permitted to sell Shares directly to other Russian individuals.

Labor Law Information. If Participant continues to hold Shares after an involuntary termination of Participant’s employment, Participant may not be eligible to receive unemployment benefits in Russia.

United Kingdom

Terms and Conditions

Withholding of Taxes. This provision supplements Section 12 of the RSU Agreement:

If payment or withholding of the income tax due is not made within 90 days of the event giving rise to the income tax or such other period specified in Section 222(1)(c) of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the “Due Date”), the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective as of the Due Date. Participant agrees that the loan will bear interest at the then-current official rate of Her Majesty’s Revenue & Customs (“HMRC”), it shall be immediately due and repayable, and the Company or the Employer may recover it at any time thereafter by any of the means referred to in Section 12 of the RSU Agreement. Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), he or she shall not be eligible for a loan from the Company to cover the income tax. If Participant is a director or executive officer and income tax is not collected from or paid by him or her by the Due Date, the amount of any uncollected income tax will constitute a benefit to Participant on which additional income tax and national insurance contributions (“NICs”) will be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for reimbursing the Company or the Employer (as applicable) for the value of the employee NICs due on this additional benefit.

United States

Terms and Conditions

Termination. This provision replaces the second paragraph of Section 5 of the RSU Agreement:

For purposes of this grant of RSUs, the Termination Date is deemed to occur on the date Participant is no longer actively providing services to the Company or a Subsidiary (regardless of the reason for such Termination). If Participant is an employee of the Company or a Subsidiary, Participant’s employment constitutes employment at-will, and nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or if applicable, Subsidiary of the Company, to terminate Participant’s employment, for any reason at any time.

Responsibility for Taxes. The following provisions supplement Section 12 of the RSU Agreement:

Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU. The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company when required by applicable law. Unless the Company notifies Participant in writing (where email will suffice) that Participant will make arrangements to pay the Company applicable income and employment taxes in cash, the Company shall withhold a number of Shares with a fair market value (determined on the applicable vesting date of the RSU) equal to the minimum amount the Company is required to withhold for income and employment taxes. Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement. Further, a RSU is considered a deferral of compensation that is subject to Section 409A of the Code. Section 409A of the Code imposes special rules to the timing of making and effecting certain amendments of this RSU with respect to distribution of any deferred compensation. Participant should consult his or her personal tax advisor for more information on the actual and potential tax consequences of this RSU.

For purposes of the Agreement and to the extent applicable to a Participant, a termination of employment will be determined consistent with the rules relating to a “separation from service” as defined in Section 409A of the Internal Revenue Code and the regulations thereunder (“Section 409A”). Notwithstanding anything else provided herein, to the extent any payments/consideration provided under this Agreement constitute deferred compensation subject to Section 409A, and Participant is deemed at the time of such termination of employment or service to be a “specified employee” under Section 409A, then such payment shall not be made or commence until the earlier of (a) the expiration of the six-month period measured from the separation from service from the Company or (b) the date of Participant’s death following such a separation from service; provided, however, that such deferral shall only be effected to the extent required to avoid adverse tax treatment to Participant including, without limitation, the additional tax for which Participant would otherwise be liable under Section 409A(a)(1)(B) in the absence of such a deferral. To the extent any payment under this Agreement may be classified as a “short-term deferral” within the meaning of Section 409A, such payment shall be deemed a short-term deferral, even if it may also qualify for an exemption from Section 409A under another provision of Section 409A. Payments pursuant to this provision are intended to constitute separate payments for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations.